SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 10, 2008

               FIELDPOINT PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	001-32624	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

   1703 Edelweiss Drive, Cedar Park, Texas  78613
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (512) 250-8692

_____________________________________________________
(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01        REGULATION FD DISCLOSURE

ITEM 8.01

OTHER EVENTS

          On October 10, 2008, FieldPoint Petroleum Corporation issued a press release announcing that its Board of Directors has approved a stock buy-back program.  Under the program, which has yet to begin, the Company is authorized to purchase shares of its common stock for an aggregate amount not to exceed $150,000.  Stock purchases will be made from time to time in the open market or in privately-negotiated transactions, if and when management determines to effect purchases.  All stock repurchases shall be subject to the requirements of Rule 10b-18 under the Exchange Act.

ITEM 9.01:      FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibit

Item	Title

99.1	Press Release dated October 10, 2008.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDPOINT PETROLEUM CORPORATION
Date: October 10, 2008	By: _/s/ Ray Reaves___________ Ray Reaves, President